OTHER LIABILITIES	12 Months Ended
Dec. 31, 2024
OTHER LIABILITIES
Other liabilities	NOTE 19 – OTHER LIABILITIES

USDm	2024	2023	2022
Accrued operating expenses	22.7	17.8	10.5
Accrued interest	11.3	2.1	3.6
Wages and social expenses	19.0	22.4	15.1
Accrued administration expenses	2.6	1.9	1.5
Derivative financial instruments	2.5	2.8	1.9
EU Emission Allowances	5.2	—	—
Other	0.9	1.2	1.5
Balance as of December 31	64.2	48.2	34.1

Hereof non-current	2.9	3.0	3.0
Hereof current	61.3	45.2	31.1
The carrying amount is a reasonable approximation of fair value due to the short-term nature of the payable. Please refer to note 26 for further information on fair value hierarchies.
Accounting Policies
Other liabilities are generally measured at amortized cost. Derivative financial instruments included in other liabilities are measured at fair value.